Exhibit 99.2

THE HON. DAVID R. PETERSON, PC, QC

Cassels Brock & Blackwell LLP
Scotia Plaza, Suite 2100, 40 King Street West, Toronto, Canada M5H 3C2
Tel: (416) 869-5451    Fax: (416) 350-6961
dpeterson@casselsbrock.com

April 11, 2003

Mr. Gregory Walling
President & CEO
Cabletel Communications Corp.
230 Travail Road
Markham ON L3S 3T1

Dear Greg:

Re: Resignation

I hereby tender my resignation as Chairman of Cabletel Communications Corp. effective immediately.

I have very much enjoyed my association with the company and wish you well in the future.

Kindest Regards,

/s/	David R. Peterson

David R. Peterson